UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) March 26, 2008
        ---------------------------------------------------------------

                               EMCOR Group, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 1-8267                                 11-2125338
--------------------------------------------------------------------------------
         (Commission File Number)           (I.R.S. Employer Identification No.)

        301 Merritt Seven, Norwalk, CT                         06851
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                (Zip Code)

                                 (203) 849-7800
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 24, 2008, the Board of Directors of EMCOR Group, Inc. (the "Company") approved an amendment (the "Amendment"), effective as of February 28, 2008, to the Incentive Plan for Senior Executive Officers of EMCOR Group, Inc. (the "Incentive Plan"). The Incentive Plan was previously filed on a Form 8-K dated March 4, 2005. The Incentive Plan provides that 20% of the annual bonus, if any, awarded to a senior executive officer of the Company shall be payable in the form of Phantom Stock Units (as such term is defined in the Incentive Plan). The Amendment amends the date as of which the Phantom Stock Units are to be valued. With respect to Phantom Stock Units awarded in 2007, such valuation is to be determined by multiplying the number of Phantom Stock Units in the executive's 2007 Phantom Stock Unit Account by the greater of (A) the Fair Market Value (as such term is defined in the Incentive Plan) of the Company's Common Stock (the "Common Stock") on March 5, 2009 and (B) the average of the Fair Market Values of the Common Stock for the ten trading days commencing with the trading day immediately following the date the Company files with the Securities and Exchange Commission its Form 10-K for its fiscal year ending December 31, 2008 and (ii) with respect to Phantom Stock Units awarded in 2008 and thereafter, by multiplying the number of Phantom Stock Units in the executive's applicable Phantom Stock Unit Account by the average of the Fair Market Values of the Company's Common Stock for the ten trading days commencing with the trading day immediately following the date the Company files with the Securities and Exchange Commission its Form 10-K for its fiscal year ending immediately preceding the Distribution Year (as such term is defined in the Incentive Plan).

     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as
     Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

     Exhibit Number                               Description of Exhibits
     --------------                               -----------------------
         10.1                             Second Amendment to Incentive Plan for
                                          Senior Executive Officers



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMCOR GROUP, INC.



Date: March 26, 2008                    By:    /s/ Sheldon I. Cammaker
                                               -----------------------
                                        Name:  Sheldon I. Cammaker
                                        Title: Executive Vice President and
                                               General Counsel

                                 EXHIBIT INDEX

     Exhibit Number                                   Description
     --------------                                   -----------
         10.1                             Second Amendment to Incentive Plan for
                                          Senior Executive Officers

                                  EXHIBIT 10.1

                                SECOND AMENDMENT
                                     TO THE
                  INCENTIVE PLAN FOR SENIOR EXECUTIVE OFFICERS
                              OF EMCOR GROUP, INC.


     This is the Second Amendment to the Incentive Plan for Senior Executive Officers of EMCOR Group, Inc. (the "Plan").

     WHEREAS, pursuant to Section 7.1 of the Plan, the Plan may be amended by the Board of Directors of EMCOR Group, Inc. (the "Company"); and

     WHEREAS, on the date hereof, the Board of Directors of the Company unanimously voted pursuant to a motion duly made and seconded to amend the Plan.

     NOW THEREFORE, effective as of February 28, 2008 the Plan is hereby amended so that Section 6.2(a) of the Plan shall read in its entirety as follows:

     "6.2 Distribution

          (a) Distribution Date of Deferred Payment. Subject to the provisions of Sections 6.1(b), 6.2(c), 6.2(d) and 8.4, with respect to each Phantom Stock Unit Account of a Participant, the Participant shall be paid in cash in a lump sum the value of the Phantom Stock Units in each of his or her Phantom Stock Unit Accounts as soon as practical following the valuation of such Phantom Stock Units, which valuation shall be determined (i) with respect to Phantom Stock Units awarded in 2007, by multiplying the number of Phantom Stock Units in his 2007 Phantom Stock Unit Account by the greater of (A) the Fair Market Value of Company Stock on March 5, 2009 and
     (B) the average of Fair Market Values of Company Stock for the ten trading days commencing with the trading day immediately following the date the Company files with the Securities and Exchange Commission its Form 10-K for its fiscal year ending December 31, 2008 and (ii) with respect to Phantom Stock Units awarded in 2008 and thereafter, by multiplying the number of Phantom Stock Units in his applicable Phantom Stock Unit Account by the average of the Fair Market Values of Company Stock for the ten trading days commencing with the trading day immediately following the date the Company files with the Securities and Exchange Commission its Form 10-K for its fiscal year ending immediately preceding the Distribution Year. (Distribution Year shall mean the year in which the second anniversary of the Allocation Date falls). However, subject to the provisions of Section 6.1(b), 6.2(c), 6.2(d) and 8.4, with respect to a Participant whose employment terminates for any reason, such Participant shall be paid in cash in a lump sum the value of the Phantom Units in his Phantom Stock Unit Accounts as soon as practical following the valuation of such Phantom Stock Units, which valuation shall be determined by multiplying the number of Phantom Stock Units in his Phantom Stock Unit Accounts by the Fair Market Value of Company Stock on such termination date, except that in the case of a Participant who is a Specified Employee whose employment terminates for any reason (other than by reason of his death or disability as defined in
     Section 409A(a)(2)(c) of the Code), such Participant's Phantom Stock Units shall be valued as of a date that is six months after his termination of employment ("Deferred Date') determined by multiplying the number of Phantom Stock Units in his Phantom Stock Unit Accounts by the Fair Market Value of Company Stock on the Deferred Date. Notwithstanding the foregoing, subject to the provision of Sections 6.1(b), 6.2(c), 6.2(d) and 8.4, immediately prior to a Change of Control, each Participant shall be paid in cash in a lump sum the value of the Phantom Stock Units in his Phantom Stock Unit Accounts as of the trading day ("Change of Control Date") immediately prior to a Change of Control as soon as practicable following the valuation of such Phantom Stock Units, which valuation shall be determined by multiplying the number of Phantom Stock units in his Phantom Stock Unit Accounts by the Fair Market Value of Company Stock on the Change of Control Date; provided that the Committee does not reasonably determine that the Change of Control is not an event described in Section 409A(a)(2)(A)(v) of the Code.

          For purposes of this Section, the transfer of a Participant's employment from the Company to a Subsidiary shall not be considered termination of employment."

     IN WITNESS WHEREOF, the undersigned has executed this Amendment on March 24, 2008.

                                        EMCOR GROUP, INC.


                                        By /s/ Sheldon I. Cammaker
                                           -----------------------
                                           Sheldon I. Cammaker
                                           Executive Vice President
                                           and General Counsel